EXHIBIT 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

         I, Steven W. Bingaman, Chief Executive Officer, Chief Financial Officer, President, and Director of Green Mountain Capital Inc. (the "Company"), certify that:

1. I have reviewed this quarterly report on Form 10-QSB of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have:

                  a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material
                                    information   relating   to   the   Company,
                                    including its consolidated subsidiaries,  is
                                    made  known  to us by  others  within  those
                                    entities,  particularly during the period in
                                    which this report is being prepared;
                  b. Designed such disclosure control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
                  c. Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
                  d. Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (in the case of an annual report, the fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

                           a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and
                           b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting

Date: September 20, 2005


By:         /s/ Steven W. Bingaman
Name:       Steven W. Bingaman
Title:      Chief Executive Officer, Chief Financial Officer, President,
            and Director (Principal Executive and Principal Financial Officer)